UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT MANAGEMENT SERIES
(formerly, Calvert Tax-Free Reserves)
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2015

Item 1. Report to Stockholders.

Calvert Tax-Free Responsible Impact Bond Fund

Annual Report December 31, 2015 E-Delivery Sign-Up — Details Inside

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TABLE OF CONTENTS

1	President's Letter
3	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
18	Notes to Financial Statements
24	Financial Highlights
28	Proxy Voting
28	Availability of Quarterly Portfolio Holdings
28	Basis for Board’s Approval of Investment Advisory Contract
31	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareholders:
What once was a small social movement seemed to crystalize last year as the investing public began to recognize that financial and social goals can be represented by sustainable, responsible and impact investment strategies. The growth of this movement is influencing the entire world and fills us with optimism about the role capital markets and corporations can play in unlocking value beyond balance sheets and income statements.
As a global socially responsible investing (SRI) leader, we at Calvert are gratified that new findings from The Forum for Responsible and Social Investment reveal an explosion of SRI integration among all professional managers. U.S.-domiciled assets under management using responsible strategies grew to $6.57 trillion in 2014 from $3.74 trillion at the start of 2012. Approximately one of every six dollars under domestic professional management is now following SRI strategies.
A Look at 2015
While responsible investing is expanding at an exciting pace, the economic conditions in 2015 presented challenges including slower domestic growth, uncertainty over central bankers’ policy decisions, and volatility across both emerging markets and mature markets in Asia and Europe. These conditions placed downward pressure on multinational corporations’ capital expenditures, small and mid-sized business investments, commodity prices and consumer spending. Also at play is the heavy debt burden of developed countries. This debt burden results in a troubling sequence of events: countries must fund interest on the debt instead of funding innovation and development; the lack of development dampens growth; low growth limits employment opportunities; decreased employment opportunities disproportionally affect the poor. We believe this cycle will keep economic growth low for the foreseeable future.
In the face of this lower growth environment, we need to look for ways to improve economic inclusion and allow disadvantaged people to participate in a slow growth economy.
We are encouraged by evidence that global leaders recognize this need and are starting to take steps to replace it with a positive sequence of events: solving urgent social and environmental problems, which leads to stronger economies, which leads to growth and better employment opportunities.
The Evolution at Calvert
To respond to recent market swings, we have taken steps to manage your portfolio conservatively by focusing on equity and fixed-income investments best suited to the climate. Our steps included a thorough assessment of both the financial characteristics and environmental, social and governance (ESG) performance of a number of companies. As appropriate across funds, we strategically re-allocated capital to lower-risk, stable-return assets.
In addition to serving as stewards of your money, we also implemented a strategy to reinforce our focus on shareholders as well as the value they specifically seek from both a financial and social perspective. Our new leadership team implemented a complex-wide plan that spanned reducing fees for many funds, enhancing research capabilities and aligning most strategies under our Principles for Responsible Investment. This effort resulted in the reduction of several Calvert funds’ expense ratios by more than 10 percent.

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Calvert has also publicly amplified the values held by our leadership and shareholders. During the 2015 proxy season, we co-filed or filed a variety of shareholder proposals and resolutions—specific to agricultural, environmental and diversity issues. We also advocated for responsible investing at key forums, such as an Impact Over Easy event, and partnered with Harvard University professor George Serafeim to further define for investors the evolving role of the corporation in society. Lastly, I was honored to attend the United Nations Development Conference and chair the Roundtable on Peace and Stability at the Private Sector Forum on Implementing the Sustainable Development Goals.
Looking Ahead to 2016 and Beyond
In the months to come, we need to adopt more modest economic growth expectations as China sputters, emerging economies confront fiscal woes, and political uncertainty looms in the U.S. and elsewhere. We believe this year may well mark the beginning of a lower-growth period that extends into the foreseeable future. But while research-driven investment strategies can adapt relatively quickly to a shifting landscape, capital markets participants must also consciously work to help ensure the less fortunate and those championing key environmental and social causes do not bear the brunt of economic tightening. To overlook this obligation in the near-term will only perpetuate inequalities that hinder all global citizens over the long-term.
Our 2016 outlook is both pragmatic and optimistic. The recent Vatican Encyclical and Paris Climate Agreement reinforces to us that the entire world—not just segments of the institutional investment community—is rapidly embracing the principles that underpin SRI strategies. Ongoing evidence of this shift is further energizing us as we leverage our bolstered research processes to ensure ESG standards, fundamental quality and fair valuation guide every investment we make.
Despite day-to-day fluctuations in the markets, the next year will be a transformative chapter in the story of how the global capital markets ultimately align financial and social goals. Our leadership appreciates and recognizes that it is your trust in us that empowers Calvert to help drive this transformation. Thank you for the opportunity to manage investments on your behalf.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

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PORTFOLIO MANAGEMENT DISCUSSION

Thomas A. Dailey Vice President, Portfolio Manager and Head of Tax Exempt Fixed Income
Market Review
The tax exempt municipal bond market provided a port in the storm during the year relative to the volatility observed in other fixed income and equity markets. Further improvement in overall state and local government finances, continued positive cash flows into municipal bond funds from individual investors, and a significant slowing of bond supply toward the end of the year contributed to the relative outperformance of the muni market. The tax exempt municipal market was also shielded from turmoil in the global markets. State and local governments actively sought to refinance (refund) higher cost existing debt during the year in order to reduce overall expenses. Growing income, property, and sales tax revenues have further helped municipalities recover from the recession. Refunding and new issue supply began to slow late in the year, which provided strong support for the market as individual investors added cash to municipal funds.
Investment Strategy and Technique
On July 15, 2015 the Fund changed its name from Calvert Tax-Free Bond Fund to Calvert Tax-Free Responsible Impact Bond Fund. The Fund’s new name better reflects the Fund’s increased focus on securities that both meet its fundamental investment criteria and contribute to the long-term viability of the communities in which the Fund invests. These community impact bonds include investments that support affordable housing, put a priority on educational resources, and provide assistance to children, the elderly, and veterans, among others. In evaluating municipal bonds for purchase, the Fund also considers the environmental, social, and governance impact, and how essential the underlying project is to the community.
Layering these responsible investing factors over our fundamental credit analysis achieves a critical level of due diligence that helps identify potential risks as we seek to generate appropriate risk-adjusted return opportunities for our shareholders.
Our overall investment process remains focused on fundamentals. The Fund’s primary objective is preservation of principal while maximizing the level of interest income, exempt from federal income taxes.
We continue to manage the portfolio with a bias toward medium to longer term, higher credit quality bonds. The Fund’s allocation to hospitals, education, housing, ports, and general obligation bonds enhanced performance, while the Fund’s exposure to solid waste, mass transit and water and sewer bonds detracted from relative performance. Also detracting from relative performance was the Fund’s underweight position in lower credit quality bonds (BBB and high yield).
The Fund has an overweight position in healthcare, and we have been focusing on the higher grade not-for-profit hospital systems that have substantial resources to guide them through a complex legislative and regulatory environment. Importantly, the Supreme Court upheld nationwide health care subsidies for the Affordable Care Act in June, which has reduced uncertainty and should have positive implications for the industry. We believe the long-term benefits that health care organizations provide are substantial and resonate throughout their local communities.
For higher education exposure, we are leaning toward larger institutions with stable endowments and enrollment levels. As the Fund has added housing exposure, we’ve preferred established state housing programs that have a history of sound financial practices with a focus toward low and moderate income families. The Fund also invests in securities that provide financing for U.S. veterans to purchase homes.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
DECEMBER 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Municipal	100.0%
Education	19.9%
Government Public Services	22.6%
Health Care	10.1%
Housing	7.8%
Industrial Economic Development	9.4%
Other	1.9%
Transportation	12.5%
Utility	15.8%
Total	100%

Fund Performance Relative to the Benchmark
For the year ended December 31, 2015, Calvert Tax-Free Responsible Impact Bond Fund (Class A shares at NAV) returned 2.87%. Its benchmark index, the Barclays Municipal Bond Index, returned 3.30% and the Lipper General and Insured Municipal Debt Funds Index returned 2.98% for the same period.
Positioning and Market Outlook
Concerns regarding Puerto Rico and the state of Illinois continue to add to headline risk. Puerto Rico defaulted on a relatively small amount of debt service recently, and though we do not expect broad market contagion, further developments will likely add to headline risk for the market in 2016. We currently do not have exposure to either municipality as we view the political risks high, where government officials continue to display an unwillingness to address long-simmering problems with over-indebtedness and large pension funding issues.
We think the municipal market should remain fairly insulated from global market volatility as the muni market is primarily exposed to economic events that transpire in the United States. We will look to take advantage of any increase in volatility to strategically add investments that can potentially provide strong risk-adjusted returns as well as benefit communities over the long term.

Thomas A. Dailey
Calvert Investment Management, Inc.
December 2015

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
DECEMBER 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 12/31/15	12 MONTHS ENDED 12/31/15
Class A	3.40%	2.87%
Class C	3.10%	2.63%
Class I	3.62%	3.15%
Class Y	3.52%	3.05%
Barclays Municipal Bond Index	3.18%	3.30%
Lipper General & Insured Municipal Debt Funds Average	3.20%	2.98%

Calvert Tax-Free Responsible Impact Bond Fund first offered Classes C, Y and I shares on July 15, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class C, Y and Class I share performance would have been different.
Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	12/31/14	12/31/15
Class A	1.71%	1.79%
Class C	—	1.12%
Class I	—	2.20%
Class Y	—	2.10%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CTTLX	-0.91%	3.55%	2.74%
Class C (with max. load)	CTTCX	1.63%	4.29%	3.10%
Class I	CTTIX	3.15%	4.39%	3.15%
Class Y	CTTYX	3.05%	4.37%	3.14%
Barclays Municipal Bond Index		3.30%	5.35%	4.72%
Lipper General & Insured Municipal Debt Funds Average		2.98%	5.57%	4.08%

Calvert Tax-Free Responsible Impact Bond Fund first offered Classes C, Y and I shares on July 15, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class C, Y and Class I share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.94%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class A
Actual	0.81%	$1,000.00	$1,034.00	$4.15
Hypothetical (5% return per year before expenses)	0.81%	$1,000.00	$1,021.12	$4.13
Class C
Actual	1.55%	$1,000.00	$1,031.00	$7.93
Hypothetical (5% return per year before expenses)	1.55%	$1,000.00	$1,017.39	$7.88
Class I
Actual	0.45%	$1,000.00	$1,036.20	$2.31
Hypothetical (5% return per year before expenses)	0.45%	$1,000.00	$1,022.94	$2.29
Class Y
Actual	0.55%	$1,000.00	$1,035.20	$2.82
Hypothetical (5% return per year before expenses)	0.55%	$1,000.00	$1,022.43	$2.80

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Management Series and Shareholders of Calvert Tax-Free Responsible Impact Bond Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert Tax-Free Responsible Impact Bond Fund (formerly, Calvert Tax-Free Bond Fund) (the “Fund”), a series of Calvert Management Series, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - 98.0%
California - 8.0%
California GO Bonds, 4.00%, 3/1/45	1,450,000	1,524,980
California GO Green Bonds, 3.75%, 10/1/37	1,000,000	1,035,770
California GO Veterans Bonds:
4.00%, 12/1/32	1,000,000	1,038,770
3.75%, 12/1/34	1,500,000	1,558,560
California Infrastructure & Economic Development Bank Revenue Bonds, 5.00%, 10/1/34	2,500,000	2,989,925
California Municipal Finance Authority Revenue Bonds, 5.00%, 11/1/27	1,040,000	1,213,846
California Pollution Control Financing Authority Revenue Bonds:
3.00%, 11/1/25	350,000	356,972
1.65%, 7/1/31 (mandatory put, 5/1/17 @ 100) (a)	1,000,000	1,000,120
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	766,440
		11,485,383

Colorado - 1.7%
Board of Governors of Colorado State University System Enterprise Revenue Bonds, 5.00%, 3/1/29	1,000,000	1,232,980
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,271,940
		2,504,920

Connecticut - 3.9%
Connecticut GO Bonds, Green Bonds:
4.00%, 11/15/30	1,000,000	1,087,930
5.00%, 11/15/31	1,000,000	1,175,180
Connecticut Health & Educational Facility Authority Revenue Bonds:
4.85%, 7/1/37	1,360,000	1,437,370
4.00%, 7/1/38	750,000	778,853
5.05%, 7/1/42	1,000,000	1,057,610
		5,536,943

Delaware - 0.3%
Sussex County Delaware Revenue VRDN, 0.21%, 11/1/27 (optional put, 1/7/16 @ 100) (a)(b)	400,000	400,000

District of Columbia - 2.1%
Metropolitan Washington DC Airport Authority System Revenue Bonds:
5.00%, 10/1/25	1,750,000	1,860,443
5.00%, 10/1/27	1,000,000	1,162,480
		3,022,923

Florida - 9.8%
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (Prerefunded 11/15/16 @ 100) (a)	2,060,000	2,142,482
5.625%, 11/15/37 (a)	1,080,000	1,230,304

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	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - Cont'd
Miami-Dade County Florida Aviation Revenue Bonds:
5.00%, 10/1/30	1,500,000	1,689,060
5.00%, 10/1/41	1,000,000	1,086,440
Miami-Dade County Florida EFA Revenue Bonds, 4.00%, 4/1/45	1,375,000	1,402,376
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,350,860
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	525,000	525,158
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,554,272
		13,980,952

Georgia - 1.5%
Cobb County Georgia Development Authority Revenue Bonds, 1.875%, 4/1/33 (mandatory put, 10/1/19 @ 100) (a)	1,000,000	1,000,340
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,137,140
		2,137,480

Hawaii - 1.4%
Hawaii State Airports System Revenue Bonds, 5.00%, 7/1/41	750,000	838,973
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	1,000,000	1,134,560
		1,973,533

Idaho - 0.8%
Idaho Housing & Finance Association Revenue Bonds, 3.10%, 7/1/24	1,055,000	1,100,333

Illinois - 1.5%
Chicago O'Hare International Airport Revenue Bonds, 5.00%, 1/1/34	400,000	444,024
Illinois Finance Authority Revenue Bonds, 4.45%, 11/1/36	1,000,000	1,028,530
Illinois Finance Authority Revenue VRDN, 0.30%, 6/1/26 (optional put, 1/7/16 @ 100) (a)(b)	700,000	700,000
		2,172,554

Indiana - 0.9%
Indiana Finance Authority Revenue Bonds, 5.00%, 2/1/31	1,130,000	1,276,414

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,139,970

Kansas - 1.6%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,147,070
5.75%, 11/15/38	1,000,000	1,149,100
		2,296,170

Maine - 3.1%
Old Town City Revenue VRDN, 0.34%, 12/1/24 (optional put, 1/7/16 @ 100) (a)(b)	4,400,000	4,400,000

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	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - Cont'd
Maryland - 1.8%
Maryland State Community Development Administration Department and Community Development Revenue Bonds:
4.05%, 7/1/40	1,575,000	1,609,603
4.35%, 7/1/50	1,000,000	1,033,110
		2,642,713

Massachusetts - 3.1%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,126,500
Massachusetts HFA Revenue Bonds:
3.85%, 6/1/28	1,000,000	1,023,440
4.00%, 12/1/30	1,000,000	1,027,180
The Massachusetts Clean Water Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,313,480
		4,490,600

Mississippi - 2.0%
Mississippi Business Finance Corp. Revenue Bonds, 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (a)	400,000	400,396
Prentiss County Mississippi Industrial Development Revenue VRDN, 0.25%, 10/1/17 (optional put, 1/7/16 @ 100) (a)(b)	2,500,000	2,500,000
		2,900,396

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,741,965

New Jersey - 0.4%
New Jersey Turnpike Authority Revenue Bonds, 4.00%, 1/1/45	500,000	518,890

New Mexico - 3.1%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,420,704

New York - 5.6%
Build NYC Resource Corp. Revenue Bonds, 4.00%, 8/1/36	1,665,000	1,698,749
City of New York NY GO Bonds, Series G, 5.00%, 8/1/26	2,000,000	2,420,440
New York City Housing Development Corp. Revenue Bonds, 3.80%, 11/1/30	1,000,000	1,042,060
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,163,540
5.00%, 3/15/37 (Prerefunded 3/15/17 @ 100)	1,430,000	1,504,346
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, 2.75%, 7/1/17 (a)	200,000	204,520
		8,033,655

North Carolina - 3.7%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,123,170
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	4,111,107
		5,234,277

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	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - Cont'd
North Dakota - 0.4%
North Dakota HFA Revenue Bonds, 2.55%, 1/1/22	500,000	516,335

Ohio - 4.5%
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,683,675
Ohio State Revenue Bonds, 5.00%, 12/31/30	1,000,000	1,142,930
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	112,915
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,449,189
		6,388,709

Pennsylvania - 4.4%
Bucks County Pennsylvania IDA Revenue Bonds, 1.375%, 12/1/22 (mandatory put, 2/1/17 @ 100) (a)	250,000	250,118
Commonwealth Financing Authority Revenue Bonds, 5.00%, 6/1/34	1,000,000	1,125,400
Erie Pennsylvania Water Authority Revenue Bonds, 5.00%, 12/1/30	1,000,000	1,167,500
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,212,740
Pennsylvania Economic Development Financing Authority Revenue Bonds, 2.625%, 11/1/21 (a)	500,000	512,455
Pennsylvania HFA Revenue Bonds, 3.90%, 10/1/35	1,000,000	1,022,300
		6,290,513

Rhode Island - 2.4%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	1,000,000	1,181,290
5.00%, 10/1/31	1,000,000	1,176,650
Rhode Island GO Bonds, 4.00%, 8/1/24	1,000,000	1,111,520
		3,469,460

Texas - 19.1%
Arlington Texas Higher Education Finance Corp. Revenue Bonds:
5.00%, 8/15/33	1,460,000	1,713,047
5.00%, 8/15/34	1,300,000	1,520,961
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,380,610
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	564,975
5.00%, 11/1/38	1,000,000	1,081,830
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,144,630
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	4,012,695
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,301,910
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	488,730
Love Field Airport Modernization Corp. Revenue Bonds, 5.00%, 11/1/28	1,000,000	1,174,760
Newark Higher Education Finance Corp. Revenue Bonds, 4.00%, 8/15/35	1,000,000	1,039,690
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,273,920
5.25%, 2/1/35	3,345,000	4,503,039
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,115,937
		27,316,734

www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - Cont'd
Utah - 1.8%
Utah Housing Corp. Revenue Bonds, 4.00%, 1/1/36	2,500,000	2,564,325

Vermont - 2.3%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,032,630
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,137,930
4.50%, 7/15/26 (Prerefunded 7/15/17 @ 100)	1,000,000	1,056,970
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	35,000	35,678
		3,263,208

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Revenue Bonds, 4.25%, 10/1/29	200,000	202,908

Virginia - 1.4%
Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,959,272

Washington - 3.3%
Central Puget Sound Regional Transit Authority Revenue Bonds, Green Bonds:
4.00%, 11/1/33	1,250,000	1,355,725
5.00%, 11/1/35	1,000,000	1,193,620
Washington Economic Development Finance Authority Revenue Bonds, 2.125%, 6/1/20 (a)(c)	1,000,000	1,012,940
Washington GO Bonds, 5.00%, 2/1/23	1,000,000	1,111,870
		4,674,155

Total Municipal Obligations (Cost $130,508,325)		140,056,394

TOTAL INVESTMENTS (Cost $130,508,325) - 98.0%		140,056,394
Other assets and liabilities, net - 2.0%		2,921,358
NET ASSETS - 100.0%		$142,977,752

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
5 Year U.S. Treasury Notes	(36)	3/16	($4,259,531)	$14,060
10 Year U.S. Treasury Notes	(54)	3/16	(6,798,938)	25,220
30 Year U.S. Treasury Bonds	(32)	3/16	(4,920,000)	17,574
Total Short				$56,854
See notes to financial statements.

12 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(a) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2015.
(b) The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
EFA:	Education Facility Authority
GO:	General Obligation
HFA:	Housing Finance Agency/Authority
IDA:	Industrial Development Agency/Authority
SO:	Special Obligation
VRDN:	Variable Rate Demand Notes
See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $130,508,325) - see accompanying schedule	$140,056,394
Cash	334,157
Cash collateral at broker	220,500
Receivable for shares sold	1,207,632
Interest receivable	1,385,893
Trustees' deferred compensation plan	151,471
Total assets	143,356,047

LIABILITIES
Payable for shares redeemed	74,842
Payable for futures contracts variation margin	37,094
Payable to Calvert Investment Management, Inc.	13,900
Payable to Calvert Investment Distributors, Inc.	29,501
Payable to Calvert Investment Administrative Services, Inc.	11,937
Payable to Calvert Investment Services, Inc.	1,578
Trustees' deferred compensation plan	151,471
Accrued expenses and other liabilities	57,972
Total liabilities	378,295
NET ASSETS	$142,977,752

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 8,747,339 shares outstanding	$172,321,490
Class C: 17,529 shares outstanding	270,890
Class I: 64,480 shares outstanding	989,554
Class Y: 88,120 shares outstanding	1,362,928
Undistributed net investment income	90,670
Accumulated net realized gain (loss)	(41,662,703)
Net unrealized appreciation (depreciation)	9,604,923
NET ASSETS	$142,977,752

NET ASSET VALUE PER SHARE
Class A (based on net assets of $140,246,432)	$16.03
Class C (based on net assets of $281,338)	$16.05
Class I (based on net assets of $1,035,228)	$16.06
Class Y (based on net assets of $1,414,754)	$16.05
See notes to financial statements.

14 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,942,780
Total investment income	4,942,780

Expenses:
Investment advisory fee	677,570
Administrative fees	107,347
Transfer agency fees and expenses	125,945
Distribution Plan expenses:
Class A	226,475
Class C (a)	744
Trustees' fees and expenses	18,690
Accounting fees	30,811
Custodian fees	20,845
Professional fees	38,835
Registration fees	84,594
Reports to shareholders	14,402
Miscellaneous	22,867
Total expenses	1,369,125
Reimbursement from Advisor:
Class A	(81,584)
Class C (a)	(18,781)
Class I (a)	(19,085)
Class Y (a)	(18,423)
Net expenses	1,231,252
NET INVESTMENT INCOME	3,711,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,636,977
Futures	(749,873)
887,104

Change in unrealized appreciation (depreciation) on:
Investments	(1,110,278)
Futures	477,096
(633,182)

NET REALIZED AND UNREALIZED GAIN (LOSS)	253,922

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,965,450
(a) From July 15, 2015 inception
See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$3,711,528	$3,915,672
Net realized gain (loss)	887,104	(12,757,674)
Change in unrealized appreciation (depreciation)	(633,182)	19,148,923

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,965,450	10,306,921

Distributions to shareholders from:
Net investment income:
Class A shares	(3,667,926)	(4,251,297)
Class C shares (a)	(1,663)	—
Class I shares (a)	(13,758)	—
Class Y shares (a)	(12,733)	—
Total distributions	(3,696,080)	(4,251,297)

Capital share transactions:
Shares sold:
Class A shares	12,116,753	8,547,297
Class C shares (a)	275,968	—
Class I shares (a)	1,000,000	—
Class Y shares (a)	1,390,532	—
Reinvestment of distributions:
Class A shares	3,140,963	3,575,219
Class C shares (a)	1,624	—
Class I shares (a)	13,758	—
Class Y shares (a)	12,711	—
Redemption fees:
Class A shares	—	110
Shares redeemed:
Class A shares	(16,488,032)	(15,533,220)
Class C shares (a)	(76)	—
Class Y shares (a)	(6,979)	—
Total capital share transactions	1,457,222	(3,410,594)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,726,592	2,645,030

NET ASSETS
Beginning of year	141,251,160	138,606,130
End of year (including undistributed net investment income of $90,670 and $75,419, respectively)	$142,977,752	$141,251,160
See notes to financial statements.

16 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND STATEMENTS OF CHANGES IN NET ASSETS - Cont'd
CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Shares sold:
Class A shares	760,895	540,685
Class C shares (a)	17,432	—
Class I shares (a)	63,613	—
Class Y shares (a)	87,760	—
Reinvestment of distributions:
Class A shares	197,869	225,200
Class C shares (a)	102	—
Class I shares (a)	867	—
Class Y shares (a)	799	—
Shares redeemed:
Class A shares	(1,040,545)	(979,864)
Class C shares (a)	(5)	—
Class Y shares (a)	(439)	—
Total capital share activity	88,348	(213,979)
(a) From July 15, 2015 inception.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Tax-Free Responsible Impact Bond Fund (the “Fund”) (formerly known as Calvert Tax-Free Bond Fund), a series of the Calvert Management Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Management Series is comprised of two separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares - Classes A, C, I, and Y. Classes C, I, and Y commenced on July 15, 2015. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement     price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal Obligations	$—	$140,056,394	$—	$140,056,394
TOTAL	$—	$140,056,394	$—	$140,056,394
Futures Contracts**	$56,854	$—	$—	$56,854

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.

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Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts as a substitute for direct investment in particular asset classes to hedge against interest rate changes, to manage overall duration of the Fund, and to implement tactical asset allocation decisions. The Fund’s futures contracts at period end are presented in the Schedule of Investments.
At December 31, 2015, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$56,854*	Unrealized depreciation on futures contracts	($—)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	($749,873)	$477,096
During the year, the Fund invested in 5 year, 10 year, and 30 year U.S. Treasury Notes and Bonds futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	4
Futures contracts short	(134)

*Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

20 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.35% of the Fund’s average daily net assets. Prior to July 15, 2015, the Advisor received an annual fee, payable monthly, based on the following annual rates of average daily net assets of the Fund: 0.60% on the first $500 million, 0.50% on the next $500 million, and 0.40% on assets over $1 billion.
The Advisor has contractually agreed to limit net annual fund operating expenses through April 30, 2017. The contractual expense caps are 0.80%, 1.55%, 0.45%, and 0.55% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees or expenses, if any. Prior to July 15, 2015, there was no contractual expense limitation.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of 0.10% for Class A, C, I, and Y shares based on their average daily net assets. Prior to July 15, 2015, CIAS received an annual fee of $80,000, paid monthly.
On November 24, 2015, the Board of Trustees approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.35% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively. Prior to July15, 2015 the amount actually paid for Class A was an annualized fee, payable monthly, of 0.09% of the Fund's average daily net assets of Class A. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $19,479 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended December 31, 2015.

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Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $16,774 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $54,242,732 and $59,933,368, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2015, such purchase transactions were $51,800,000 and sales transactions were $47,200,000.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforward
EXPIRATION DATE
2016	($565,078)
2018	(6,629,505)
NO EXPIRATION DATE
Short-term	($765,522)
Long-term	(33,645,650)
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Exempt income	$3,689,776	$4,251,297
Ordinary income	$6,304	$—
Total	$3,696,080	$4,251,297
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$9,605,220
Unrealized (depreciation)	—
Net unrealized appreciation (depreciation)	$9,605,220
Undistributed tax-exempt income	$33,425
Capital loss carryforward	($41,605,755)
Federal income tax cost of investments	$130,451,174
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to market discount, wash sales, and Section 1256 futures contracts.

22 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to market discounts and expired capital losses.

Undistributed net investment income	($197)
Accumulated net realized gain (loss)	4,279,251
Paid-in capital	(4,279,054)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2015.
For the year ended December 31, 2015, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$1,964	1.39%	$238,931	January 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Fund considers 99.8% of the dividends paid during the year as exempt interest dividends in accordance with Section 852 (b)(5) of the Internal Revenue Code.

www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT 23

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$16.00	$15.33	$16.54	$15.86	$15.10
Income from investment operations:
Net investment income	0.42	0.44	0.66	0.50	0.49
Net realized and unrealized gain (loss)	0.03	0.71	(1.34)	0.67	0.77
Total from investment operations	0.45	1.15	(0.68)	1.17	1.26
Distributions from:
Net investment income	(0.42)	(0.48)	(0.53)	(0.49)	(0.50)
Total distributions	(0.42)	(0.48)	(0.53)	(0.49)	(0.50)
Total increase (decrease) in net asset value	0.03	0.67	(1.21)	0.68	0.76
Net asset value, ending	$16.03	$16.00	$15.33	$16.54	$15.86
Total return(b)	2.87%	7.54%	(4.17%)	7.45%	8.54%
Ratios to average net assets: (c)
Net investment income	2.65%	2.76%	4.12%	3.09%	3.28%
Total expenses	0.94%	0.91%	0.93%	0.90%	0.91%
Net expenses	0.88%	0.91%	0.93%	0.90%	0.91%
Portfolio turnover	41%	79%	32%	35%	10%
Net assets, ending (in thousands)	$140,246	$141,251	$138,606	$173,179	$184,657

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

24 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS C SHARES	December 31, 2015 (a)(b)
Net asset value, beginning	$15.72
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain (loss)	0.33
Total from investment operations	0.47
Distributions from:
Net investment income	(0.14)
Total distributions	(0.14)
Total increase (decrease) in net asset value	0.33
Net asset value, ending	$16.05
Total return(c)	3.03%
Ratios to average net assets: (d)
Net investment income	1.94%(e)
Total expenses	26.80%(e)
Net expenses	1.55%(e)
Portfolio turnover	41%
Net assets, ending (in thousands)	$281

(a)From July 15, 2015 inception.
(b)Per share figures are calculated using the Average Shares Method.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

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CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	December 31, 2015 (a)(b)
Net asset value, beginning	$15.72
Income from investment operations:
Net investment income	0.22
Net realized and unrealized gain (loss)	0.34
Total from investment operations	0.56
Distributions from:
Net investment income	(0.22)
Total distributions	(0.22)
Total increase (decrease) in net asset value	0.34
Net asset value, ending	$16.06
Total return(c)	3.55%
Ratios to average net assets: (d)
Net investment income	3.01%(e)
Total expenses	4.51%(e)
Net expenses	0.45%(e)
Portfolio turnover	41%
Net assets, ending (in thousands)	$1,035

(a)From July 15, 2015 inception.
(b)Per share figures are calculated using the Average Shares Method.
(c)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

26 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	December 31, 2015 (a)(b)
Net asset value, beginning	$15.72
Income from investment operations:
Net investment income	0.22
Net realized and unrealized gain (loss)	0.32
Total from investment operations	0.54
Distributions from:
Net investment income	(0.21)
Total distributions	(0.21)
Total increase (decrease) in net asset value	0.33
Net asset value, ending	$16.05
Total return(c)	3.45%
Ratios to average net assets: (d)
Net investment income	2.97%(e)
Total expenses	5.32%(e)
Net expenses	0.55%(e)
Portfolio turnover	41%
Net assets, ending (in thousands)	$1,415

(a)From July 15, 2015 inception.
(b)Per share figures are calculated using the Average Shares Method.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2015, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Management Series and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the

28 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT (UNAUDITED)

effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2015. The data also indicated that the Fund underperformed its Lipper index for the same one-, three-, and five-year periods. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that its total expenses (net of expense reimbursements) were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board noted that the Adviser is currently reimbursing a portion of the Fund’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the current size of the Fund and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. Although the Fund’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified levels, the Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Fund’s current level of assets, the Fund would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Adviser and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

30 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 67	Trustee	1980	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	None
DOUGLAS E. FELDMAN, M.D. AGE: 67	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1980	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 70	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1980	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	27
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT (UNAUDITED) 31

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
JOHN H. STREUR* AGE: 56	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015)
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

32 www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND ANNUAL REPORT (UNAUDITED) 33

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert Unconstrained Bond Fund

Annual Report December 31, 2015 E-Delivery Sign-Up — Details Inside

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
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Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

1	President's Letter
3	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
18	Notes to Financial Statements
25	Financial Highlights
29	Proxy Voting
29	Availability of Quarterly Portfolio Holdings
29	Basis for Board’s Approval of Investment Advisory Contract
31	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareholders:
What once was a small social movement seemed to crystalize last year as the investing public began to recognize that financial and social goals can be represented by sustainable, responsible and impact investment strategies. The growth of this movement is influencing the entire world and fills us with optimism about the role capital markets and corporations can play in unlocking value beyond balance sheets and income statements.
As a global socially responsible investing (SRI) leader, we at Calvert are gratified that new findings from The Forum for Responsible and Social Investment reveal an explosion of SRI integration among all professional managers. U.S.-domiciled assets under management using responsible strategies grew to $6.57 trillion in 2014 from $3.74 trillion at the start of 2012. Approximately one of every six dollars under domestic professional management is now following SRI strategies.
A Look at 2015
While responsible investing is expanding at an exciting pace, the economic conditions in 2015 presented challenges including slower domestic growth, uncertainty over central bankers’ policy decisions, and volatility across both emerging markets and mature markets in Asia and Europe. These conditions placed downward pressure on multinational corporations’ capital expenditures, small and mid-sized business investments, commodity prices and consumer spending. Also at play is the heavy debt burden of developed countries. This debt burden results in a troubling sequence of events: countries must fund interest on the debt instead of funding innovation and development; the lack of development dampens growth; low growth limits employment opportunities; decreased employment opportunities disproportionally affect the poor. We believe this cycle will keep economic growth low for the foreseeable future.
In the face of this lower growth environment, we need to look for ways to improve economic inclusion and allow disadvantaged people to participate in a slow growth economy.
We are encouraged by evidence that global leaders recognize this need and are starting to take steps to replace it with a positive sequence of events: solving urgent social and environmental problems, which leads to stronger economies, which leads to growth and better employment opportunities.
The Evolution at Calvert
To respond to recent market swings, we have taken steps to manage your portfolio conservatively by focusing on equity and fixed-income investments best suited to the climate. Our steps included a thorough assessment of both the financial characteristics and environmental, social and governance (ESG) performance of a number of companies. As appropriate across funds, we strategically re-allocated capital to lower-risk, stable-return assets.
In addition to serving as stewards of your money, we also implemented a strategy to reinforce our focus on shareholders as well as the value they specifically seek from both a financial and social perspective. Our new leadership team implemented a complex-wide plan that spanned reducing fees for many funds, enhancing research capabilities and aligning most strategies under our Principles for Responsible Investment. This effort resulted in the reduction of several Calvert funds’ expense ratios by more than 10 percent.

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Calvert has also publicly amplified the values held by our leadership and shareholders. During the 2015 proxy season, we co-filed or filed a variety of shareholder proposals and resolutions—specific to agricultural, environmental and diversity issues. We also advocated for responsible investing at key forums, such as an Impact Over Easy event, and partnered with Harvard University professor George Serafeim to further define for investors the evolving role of the corporation in society. Lastly, I was honored to attend the United Nations Development Conference and chair the Roundtable on Peace and Stability at the Private Sector Forum on Implementing the Sustainable Development Goals.
Looking Ahead to 2016 and Beyond
In the months to come, we need to adopt more modest economic growth expectations as China sputters, emerging economies confront fiscal woes, and political uncertainty looms in the U.S. and elsewhere. We believe this year may well mark the beginning of a lower-growth period that extends into the foreseeable future. But while research-driven investment strategies can adapt relatively quickly to a shifting landscape, capital markets participants must also consciously work to help ensure the less fortunate and those championing key environmental and social causes do not bear the brunt of economic tightening. To overlook this obligation in the near-term will only perpetuate inequalities that hinder all global citizens over the long-term.
Our 2016 outlook is both pragmatic and optimistic. The recent Vatican Encyclical and Paris Climate Agreement reinforces to us that the entire world—not just segments of the institutional investment community—is rapidly embracing the principles that underpin SRI strategies. Ongoing evidence of this shift is further energizing us as we leverage our bolstered research processes to ensure ESG standards, fundamental quality and fair valuation guide every investment we make.
Despite day-to-day fluctuations in the markets, the next year will be a transformative chapter in the story of how the global capital markets ultimately align financial and social goals. Our leadership appreciates and recognizes that it is your trust in us that empowers Calvert to help drive this transformation. Thank you for the opportunity to manage investments on your behalf.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

2 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income	Matthew Duch Vice President, Portfolio Manager
Mauricio Agudelo Portfolio Manager	Brian S. Ellis, CFA Portfolio Manager
Market Review
US Fixed Income markets provided slight positive returns mainly driven by the safe haven government bond sector. The year was one where investors had to absorb higher volatility for the low returns as markets digested increased US dollar fixed income supply (investment grade corporates gross supply was over $1.27tn, +12.5% y/y) with decreased liquidity due to reduced dealer balance sheets, China hard-landing fears, continued deterioration of the energy and commodity related balance sheets and looming FOMC tightening.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps - nearly seven years to the date after moving to the zero lower bound. 10 year benchmark rate ended the year at 2.27% 10 basis points higher on the year.
2015 was a challenging year for US credit. Both IG and HY finished 2015 with negative returns. Total returns for IG and HY were -0.6% and -4.6%, respectively. 2015 was the worst year of performance for the high yield asset class since 2008. The S&P 500 (total return of +1.37%) significantly outperformed HY for the third consecutive year. Performance continued to be bifurcated between sectors (energy vs. non-energy) and quality (BB/B rated vs. CCC and below). The sector underperformance for the year was broad based, as 51% of U.S. high-yield securities had a negative total return for 2015.
US Treasuries and Securitized credit sectors provided the stability to the fixed income markets and helped the overall market end the year on a positive note.
Investment Strategy and Technique
The Fund seeks positive absolute returns over a full market cycle, regardless of market conditions. The Fund deploys a flexible investment process that allocates investments across global markets using various strategies. The Fund is managed as a “best ideas” fund.
The Fund invests at least 80% of its assets in bonds of any maturity, and may invest, without limitation, in high-yield debt securities and in derivative instruments.
In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
Allocation to securitized assets (ABS, MBS, CMBS) and High Yield corporates was the primary driver of outperformance for the year.
Across the U.S. Dollar fixed income space, 2015 was a year of low absolute returns accompanied with higher volatility. The Fund was positioned to take advantage of the environment with higher liquidity on one end combined with higher yielding shorter duration assets.
The Fund maintained low interest rate duration throughout the year as we believed that the volatility associated with the low absolute return potential in a higher duration asset was not attractive.
Despite a challenging environment in credit, the Fund’s relatively conservative position in the high yield sector was a positive contributor to performance. It generally avoided the worst performers - lower quality credits, distressed situations, and the energy and metals and mining sectors. Its higher quality positions (single B rated and higher) outperformed, posting positive total returns, which benefitted performance.

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CALVERT UNCONSTRAINED BOND FUND
DECEMBER 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Common Stocks	0.4%
Corporate	32.5%
Financial Institutions	7.9%
Industrial	24.6%
Funds	0.3%
Exchange-Traded Funds	0.3%
Securitized	46.5%
Asset-Backed Securities	26.3%
Collateralized Mortgage Obligations	0.3%
Collateralized Mortgage-Backed Securities	14.6%
Mortgage-Backed Passthrough	5.3%
Short-Term Investments	11.3%
Treasury	9.0%
Total	100%

Positioning and Market Outlook
After a difficult year for spread sectors, we are finding opportunities. At this stage in the credit cycle, we intend to maintain the cautious view that we adopted in late 2014, but several investment-grade and high-yield sectors are looking more compelling to us.
As liquidity conditions deteriorate from tighter regulation and monetary policy, we continue to prefer to maintain a high amount of liquidity in cash and Treasuries.
While we will likely tactically tilt allocations to credit, maintaining a high level of liquidity remains a priority in order to dampen volatility and retain optionality.
In addition, securitized assets will continue to provide a core to our broader strategy of capturing incremental yield while minimizing portfolio volatility. Many sectors across the capital structure are very attractive considering their mostly domestic exposure. Securitizations with credit exposure to residential housing and consumer balance sheets remain our top picks.

CALVERT UNCONSTRAINED BOND FUND
DECEMBER 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 12/31/15	12 MONTHS ENDED 12/31/15
Class A	-0.79%	1.57%
Class C	-1.23%	0.82%
Class I	-0.64%	1.93%
Class Y	-0.75%	1.78%
Barclays 1-3 Month U.S. Treasury Bill Index	0.02%	0.03%
Lipper Alternative Credit Focus Average	-2.94%	-2.23%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	12/31/14	12/31/15
Class A	2.49%	2.70%
Class C	1.87%	2.08%
Class I	2.99%	3.22%
Class Y	3.14%	3.06%

Vishal Khanduja, CFA	Matthew Duch

Mauricio Agudelo	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
December 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT UNCONSTRAINED BOND FUND
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (9/30/2014)
Class A (with max. load)	CUBAX	-2.23%	-1.79%
Class C (with max. load)	CUBCX	-0.18%	0.48%
Class I	CUBIX	1.93%	1.65%
Class Y	CUBYX	1.78%	1.44%
Barclays 1-3 Month U.S. Treasury Bill Index		0.03%	0.02%
Lipper Alternative Credit Focus Average		-2.23%	-3.37%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 53.72%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class A
Actual	1.10%	$1,000.00	$992.10	$5.52
Hypothetical (5% return per year before expenses)	1.10%	$1,000.00	$1,019.66	$5.60
Class C
Actual	1.85%	$1,000.00	$987.70	$9.27
Hypothetical (5% return per year before expenses)	1.85%	$1,000.00	$1,015.88	$9.40
Class I
Actual	0.65%	$1,000.00	$993.60	$3.27
Hypothetical (5% return per year before expenses)	0.65%	$1,000.00	$1,021.93	$3.31
Class Y
Actual	0.85%	$1,000.00	$992.50	$4.27
Hypothetical (5% return per year before expenses)	0.85%	$1,000.00	$1,020.92	$4.33

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

6 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Management Series and Shareholders of Calvert Unconstrained Bond Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert Unconstrained Bond Fund (the “Fund”), a series of Calvert Management Series, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for the year or period in the two year period then ended, and the financial highlights for the year or period in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for the year or period in the two year period then ended, and the financial highlights for the year or period in the two year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT UNCONSTRAINED BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 32.3%
Asset-Backed - Automobile - 2.7%
Capital Automotive REIT, 3.66%, 10/15/44 (a)	100,000	100,473
CarFinance Capital Auto Trust, 1.46%, 12/17/18 (a)	42,863	42,797
Flagship Credit Auto Trust:
1.32%, 4/16/18 (a)	7,007	7,000
4.42%, 12/16/19 (a)	115,000	117,176
Skopos Auto Receivables Trust:
3.55%, 2/15/20 (a)	485,744	484,998
3.10%, 12/15/23 (a)	370,265	368,610
5.43%, 12/15/23 (a)	400,000	393,200
		1,514,254

Asset-Backed - Other - 29.2%
American Homes 4 Rent:
2.451%, 6/17/31 (a)(b)	150,000	145,550
3.601%, 6/17/31 (a)(b)	250,000	238,235
4.691%, 10/17/45 (a)	200,000	194,454
Apidos CLO:
4.017%, 1/16/27 (a)	400,000	369,120
5.827%, 7/18/27 (a)(b)	300,000	255,300
Applebee's Funding LLC / IHOP Funding LLC, 4.277%, 9/5/44 (a)	150,000	151,897
Bayview Opportunity Master Fund IIIa Trust, 3.844%, 11/28/29 (a)(b)	97,120	96,261
Blue Elephant Loan Trust, 3.12%, 12/15/22 (a)	166,689	166,156
CAM Mortgage LLC:
3.50%, 7/15/64 (a)(b)	63,089	63,031
4.75%, 7/15/64 (a)(b)	400,000	396,104
Citi Held For Asset Issuance:
4.00%, 3/15/22 (a)	500,000	491,450
4.45%, 5/16/22 (a)	1,000,000	990,300
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (a)	191,750	190,654
Conn's Receivables Funding LLC, 4.565%, 9/15/20 (a)	980,202	972,851
Consumer Credit Origination Loan Trust:
2.82%, 3/15/21 (a)	344,791	344,739
5.21%, 3/15/21 (a)	300,000	293,077
Countrywide Asset-Backed Certificates, 0.882%, 11/25/35 (a)(b)	58,390	57,797
Diamond Resorts Owner Trust, 1.95%, 1/20/25 (a)	32,794	32,441
Driven Brands Funding LLC, 5.216%, 7/20/45 (a)	300,000	291,227
Dryden 33 Senior Loan Fund, 3.971%, 7/15/26 (a)(b)	200,000	186,500
Dryden 40 Senior Loan Fund, 4.062%, 8/15/28 (a)(b)	250,000	230,625
GCAT LLC:
3.625%, 5/26/20 (a)(b)	232,659	230,505
4.75%, 5/26/20 (a)(b)	149,683	143,755
GLC II Trust, 4.00%, 12/18/20 (a)	153,161	153,207
GLC Trust, 3.00%, 7/15/21 (a)	126,494	126,152
GMAT Trust, 4.25%, 9/25/20 (a)(b)	476,211	474,211

8 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - Cont'd
Invitation Homes Trust:
2.268%, 12/17/30 (a)(b)	200,000	193,180
3.068%, 12/17/30 (a)(b)	100,000	94,620
3.36%, 12/17/31 (a)(b)	1,000,000	994,610
3.351%, 3/17/32 (a)(b)	480,000	477,304
3.501%, 6/17/32 (a)(b)	100,000	95,700
4.051%, 6/17/32 (a)(b)	350,000	331,728
Madison Park Funding XVII Ltd., 3.729%, 7/21/27 (a)(b)	150,000	137,190
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (a)(b)	200,000	197,120
OnDeck Asset Securitization Trust, 3.15%, 5/17/18 (a)	100,000	99,904
OneMain Financial Issuance Trust, 2.43%, 6/18/24 (a)	220,000	219,241
PennyMac LLC, 4.00%, 3/25/55 (a)(b)	421,224	419,011
RenewFund Receivables Trust, 3.51%, 4/15/25 (a)	83,818	82,921
RMAT LLC:
2015-1, 4.09%, 7/27/20 (a)(b)	234,684	233,041
2015-NPL1, 3.75%, 5/25/55 (a)(b)	250,706	249,402
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (a)(b)	201,223	198,926
Sierra Timeshare Receivables Funding LLC:
2.39%, 11/20/29 (a)	18,524	18,362
2.42%, 3/20/30 (a)	117,310	116,815
2.40%, 6/20/31 (a)	18,335	18,247
2.80%, 10/20/31 (a)	165,694	165,632
SolarCity LMC, 5.44%, 7/20/44 (a)	288,792	294,568
SpringCastle America Funding LLC, 5.59%, 10/25/33 (a)	100,000	100,824
Springleaf Funding Trust:
Series A, 3.92%, 1/16/23 (a)	350,000	349,615
Series A-1, 3.92%, 1/16/23 (a)	1,090,000	1,090,621
Stewart Park CLO Ltd., 3.771%, 4/15/26 (a)(b)	150,000	136,500
Truman Capital Mortgage Loan Trust:
3.125%, 4/25/53 (a)(b)	48,478	48,291
3.125%, 6/25/54 (a)(b)	4,318	4,308
U.S. Residential Opportunity Fund III Trust, 3.721%, 1/27/35 (a)	149,289	148,319
U.S. Residential Opportunity Fund IV Trust, 3.721%, 2/27/35 (a)	157,307	156,222
Vericrest Opportunity Loan Trust, 3.375%, 10/25/58 (a)(b)	141,774	139,309
VML LLC, 3.875%, 4/27/54 (a)(b)	141,912	141,150
VOLT XIX LLC, 3.875%, 4/25/55 (a)(b)	80,596	80,227
VOLT XXV LLC, 3.50%, 6/26/45 (a)(b)	211,147	208,063
VOLT XXVII LLC:
3.375%, 8/27/57 (a)(b)	482,302	478,560
4.75%, 8/27/57 (a)(b)	198,497	197,279
VOLT XXX LLC, 3.625%, 10/25/57 (a)(b)	266,190	265,321
VOLT XXXVIII LLC, 3.875%, 9/25/45 (a)(b)	192,663	190,620
Wendys Funding LLC, 2015-1:
3.371%, 6/15/45 (a)	548,625	535,300
4.08%, 6/15/45 (a)	399,000	395,713
		16,589,363

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	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - Cont'd
Asset-Backed - Student Loan - 0.4%
Commonbond Student Loan Trust, 3.20%, 6/25/32 (a)	82,058	82,018
Navient Student Loan Trust, 1.721%, 7/25/52 (b)	100,000	84,397
SLM Private Credit Student Loan Trust, 0.912%, 6/15/39 (b)	95,992	84,648
		251,063

Total Asset-Backed Securities (Cost $18,552,013)		18,354,680

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 5.8%
Bellemeade Re Ltd.:
4.722%, 7/25/25 (a)(b)	500,000	494,600
6.722%, 7/25/25 (a)(b)	300,000	293,070
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C03 1M2, 3.422%, 7/25/24 (b)	450,000	408,041
CAS 2015-C04 1M2, 6.122%, 4/25/28 (b)	450,000	458,438
Freddie Mac Structured Agency Credit Risk Debt Notes:
STACR 2015-HQ2 B, 8.372%, 5/25/25 (b)	599,215	579,978
STACR 2015-DNA2 B, 7.972%, 12/25/27 (b)	100,000	93,394
STACR 2015-HQA2 M3, 5.222%, 5/25/28 (b)	275,000	272,911
STACR 2015-HQA2 B, 10.922%, 5/25/28 (b)	500,000	501,258
LSTAR Securities Investment Trust, 2.244%, 5/1/20 (a)(b)	180,405	176,670

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $3,340,742)		3,278,360

COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.1%
Bear Stearns Commercial Mortgage Securities Trust, 3.231%, 5/15/32 (a)(b)	100,000	98,130
BLCP Hotel Trust, 4.001%, 8/15/29 (a)(b)	150,000	150,121
Citigroup Commercial Mortgage Trust, 3.731%, 9/15/17 (a)(b)	200,000	197,025
Colony Multifamily Mortgage Trust, 2.543%, 4/20/50 (a)	66,934	66,188
COMM Mortgage Trust, 3.431%, 6/15/34 (a)(b)	420,000	413,909
EQTY INNS Mortgage Trust, 3.726%, 5/8/31 (a)(b)	600,000	594,421
Extended Stay America Trust:
3.902%, 12/5/31 (a)	155,000	155,100
5.053%, 12/5/31 (a)(b)	1,200,000	1,201,582
Hilton USA Trust:
3.019%, 11/5/30 (a)(b)	362,686	362,716
4.453%, 11/5/30 (a)(b)	200,000	199,921
Hyatt Hotel Portfolio Trust, 3.821%, 11/15/29 (a)(b)	100,000	97,125
JP Morgan Chase Commercial Mortgage Securities Trust, 3.931%, 6/15/29 (a)(b)	860,000	844,616
Motel 6 Trust, 5.279%, 2/5/30 (a)	1,200,000	1,158,110
ORES NPL LLC, 6.00%, 3/27/24 (a)	200,000	199,183
Rialto Capital Management LLC, 2.85%, 5/15/24 (a)	14,389	14,362

Total Commercial Mortgage-Backed Securities (Cost $5,786,374)		5,752,509

10 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 31.2%
Basic Materials - 0.1%
Methanex Corp.	100,000	80,981

Communications - 7.1%
America Movil SAB de CV, 1.502%, 9/12/16 (b)	490,000	489,993
Frontier Communications Corp., 10.50%, 9/15/22 (a)	700,000	697,375
Qwest Corp., 6.50%, 6/1/17	500,000	523,235
Sprint Communications, Inc., 6.00%, 12/1/16	1,550,000	1,547,094
Verizon Communications, Inc., 4.862%, 8/21/46	800,000	757,381
		4,015,078

Consumer, Cyclical - 8.7%
American Airlines Pass Through Trust, 5.60%, 1/15/22 (a)	611,249	623,474
Continental Airlines Pass Through Trust:
9.00%, 1/8/18	136,568	140,870
6.25%, 10/11/21	175,455	184,228
Series 071B, 6.903%, 10/19/23	547,855	565,660
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	400,000	376,000
HD Supply, Inc., 7.50%, 7/15/20	600,000	624,000
US Airways Pass Through Trust, 5.375%, 5/15/23	935,686	935,686
Virgin Australia Trust:
7.125%, 10/23/18 (a)	61,642	62,838
6.00%, 4/23/22 (a)	1,387,277	1,408,086
		4,920,842

Consumer, Non-cyclical - 4.0%
Albertson's Holdings LLC/Safeway, Inc., 7.75%, 10/15/22 (a)	503,000	534,121
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	200,000	212,000
MEDNAX, Inc., 5.25%, 12/1/23 (a)	250,000	251,250
Post Holdings, Inc., 6.75%, 12/1/21 (a)	500,000	510,000
SUPERVALU, Inc., 6.75%, 6/1/21	100,000	90,500
Whole Foods Market, Inc., 5.20%, 12/3/25 (a)	700,000	698,964
		2,296,835

Energy - 0.3%
Williams Partners LP, 3.60%, 3/15/22	100,000	78,642
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	150,000	120,186
		198,828

Financial - 9.1%
Ally Financial, Inc., 6.25%, 12/1/17	500,000	524,375
Bank of America Corp.:
6.10%, 3/17/25 (b)	500,000	506,875
3.95%, 4/21/25	300,000	292,131
CIT Group, Inc., 5.00%, 5/15/17	500,000	515,000
Citigroup, Inc.:
5.95%, 8/15/20 (b)	180,000	179,437
6.125%, 11/15/20 (b)	150,000	153,000
5.90%, 2/15/23 (b)	300,000	294,750
4.40%, 6/10/25	200,000	202,002
4.45%, 9/29/27	300,000	298,014

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
Credit Acceptance Corp.:
6.125%, 2/15/21	500,000	490,000
7.375%, 3/15/23 (a)	100,000	99,500
Doric Nimrod Air Alpha Pass Through Trust, 6.125%, 11/30/21 (a)	490,936	498,300
JPMorgan Chase & Co., 6.00%, 8/1/23 (b)	1,000,000	998,604
Morgan Stanley, 3.95%, 4/23/27	100,000	97,058
		5,149,046

Industrial - 1.9%
Coveris Holding Corp., 10.00%, 6/1/18 (a)	600,000	570,000
SBA Communications Corp., 4.875%, 7/15/22	500,000	492,500
		1,062,500

Total Corporate Bonds (Cost $17,896,919)		17,724,110

FLOATING RATE LOANS - 2.5%

Consumer, Cyclical - 2.2%
Albertson's Holdings LLC, 5.50%, 8/25/21 (b)(c)	397,497	393,743
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)(c)	192,944	184,021
Varsity Brands, Inc., 5.00%, 12/11/21 (b)(c)	647,863	640,574
		1,218,338

Consumer, Non-cyclical - 0.3%
SUPERVALU, Inc., 4.50%, 3/21/19 (b)(c)	198,221	195,279

Total Floating Rate Loans (Cost $1,433,914)		1,413,617

U.S. TREASURY OBLIGATIONS - 9.3%
United States Treasury Bill, 0.19%, 1/7/16	5,000,000	4,999,980
United States Treasury Bond, 2.875%, 8/15/45	270,000	262,227

Total U.S. Treasury Obligations (Cost $5,264,559)		5,262,207

	SHARES
COMMON STOCKS - 0.5%

Real Estate Investment Trusts - 0.5%
American Capital Agency Corp.	14,800	256,632

Total Common Stocks (Cost $272,748)		256,632

EXCHANGE-TRADED PRODUCTS - 0.3%
SPDR Barclays High Yield Bond ETF	5,150	174,637

Total Exchange-Traded Products (Cost $194,419)		174,637

12 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 11.7%
State Street Bank Time Deposit, 0.278%, 1/4/16	6,660,651	6,660,651

Total Time Deposit (Cost $6,660,651)		6,660,651

TOTAL INVESTMENTS (Cost $59,402,339) - 103.7%		58,877,403
Other assets and liabilities, net - (3.7)%		(2,101,913)
NET ASSETS - 100.0%		$56,775,490

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
2 Year U.S. Treasury Notes	(9)	3/16	($1,955,109)	$2,614
5 Year U.S. Treasury Notes	(25)	3/16	(2,958,008)	8,636
10 Year U.S. Treasury Notes	(14)	3/16	(1,762,688)	6,538
Total Short				$17,788

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2015.
(c) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at December 31, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

Abbreviations:
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.	Limited
REIT:	Real Estate Investment Trust
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT 13

CALVERT UNCONSTRAINED BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $59,402,339) - see accompanying schedule	$58,877,403
Cash collateral at broker	47,250
Receivable for securities sold	1,569
Receivable for shares sold	186,395
Dividends and interest receivable	308,917
Trustees' deferred compensation plan	60,103
Total assets	59,481,637

LIABILITIES
Payable for securities purchased	2,566,830
Payable for shares redeemed	4,621
Payable for futures contracts variation margin	8,094
Payable to Calvert Investment Management, Inc.	18,980
Payable to Calvert Investment Distributors, Inc.	3,141
Payable to Calvert Investment Administrative Services, Inc.	4,014
Payable to Calvert Investment Services, Inc.	90
Trustees' deferred compensation plan	60,103
Accrued expenses and other liabilities	40,274
Total liabilities	2,706,147
NET ASSETS	$56,775,490

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 845,580 shares outstanding	$12,689,021
Class C: 60,873 shares outstanding	920,002
Class I: 2,652,724 shares outstanding	39,389,448
Class Y: 289,600 shares outstanding	4,358,072
Undistributed net investment income	7,241
Accumulated net realized gain (loss)	(81,146)
Net unrealized appreciation (depreciation)	(507,148)
NET ASSETS	$56,775,490

NET ASSET VALUE PER SHARE
Class A (based on net assets of $12,496,840)	$14.78
Class C (based on net assets of $900,165)	$14.79
Class I (based on net assets of $39,100,562)	$14.74
Class Y (based on net assets of $4,277,923)	$14.77
See notes to financial statements.

14 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$741,513
Dividend income	30,321
Total investment income	771,834

Expenses:
Investment advisory fee	68,615
Administrative fees	35,271
Transfer agency fees and expenses	5,453
Distribution Plan expenses:
Class A	11,798
Class C	4,322
Trustees' fees and expenses	2,231
Accounting fees	14,148
Custodian fees	35,613
Professional fees	35,356
Registration fees	46,830
Reports to shareholders	1,213
Miscellaneous	8,421
Total expenses	269,271
Reimbursement from Advisor:
Class A	(23,932)
Class C	(11,037)
Class I	(54,069)
Class Y	(18,474)
Administrative fees waived	(2,543)
Net expenses	159,216
NET INVESTMENT INCOME	612,618

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(55,214)
Futures	(13,798)
(69,012)

Change in unrealized appreciation (depreciation) on:
Investments	(472,709)
Futures	30,322
(442,387)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(511,399)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$101,219
See notes to financial statements.

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CALVERT UNCONSTRAINED BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	FROM INCEPTION SEPTEMBER 30, 2014 THROUGH DECEMBER 31, 2014
Operations:
Net investment income	$612,618	$51,611
Net realized gain (loss)	(69,012)	24,762
Change in unrealized appreciation (depreciation)	(442,387)	(64,761)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,219	11,612

Distributions to shareholders from:
Net investment income:
Class A shares	(131,782)	(885)
Class C shares	(8,552)	(6)
Class I shares	(383,059)	(47,694)
Class Y shares	(80,678)	(9)
Net realized gain:
Class A shares	(7,480)	(309)
Class C shares	(496)	(3)
Class I shares	(17,995)	(12,368)
Class Y shares	(2,630)	(2)
Total distributions	(632,672)	(61,276)

Capital share transactions:
Shares sold:
Class A shares	12,931,798	325,218
Class C shares	933,487	5,166
Class I shares	29,277,952	10,000,000
Class Y shares	4,599,721	18,000
Reinvestment of distributions:
Class A shares	132,724	1,194
Class C shares	8,949	8
Class I shares	401,054	60,063
Class Y shares	77,848	11
Shares redeemed:
Class A shares	(701,707)	(192)
Class C shares	(27,607)	—
Class I shares	(349,577)	—
Class Y shares	(337,503)	—
Total capital share transactions	46,947,139	10,409,468

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,415,686	10,359,804

NET ASSETS
Beginning of year	10,359,804	—
End of year (including undistributed net investment income of $7,241 and $2,851, respectively)	$56,775,490	$10,359,804
See notes to financial statements.

16 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND STATEMENTS OF CHANGES IN NET ASSETS - Cont'd
CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2015	FROM INCEPTION SEPTEMBER 30, 2014 THROUGH DECEMBER 31, 2014
Shares sold:
Class A shares	861,698	21,733
Class C shares	61,769	347
Class I shares	1,978,854	666,667
Class Y shares	305,810	1,207
Reinvestment of distributions:
Class A shares	8,888	80
Class C shares	598	—*
Class I shares	26,840	4,023
Class Y shares	5,197	—*
Shares redeemed:
Class A shares	(46,806)	(13)
Class C shares	(1,841)	—
Class I shares	(23,660)	—
Class Y shares	(22,614)	—
Total capital share activity	3,154,733	694,044

*Amount is less than 1 share.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Unconstrained Bond Fund (the "Fund"), a series of Calvert Management Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Management Series is comprised of two separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund, which commenced operations on September 30, 2014, offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Options are valued at their closing price on the exchange they are traded on and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could

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be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$18,354,680	$—	$18,354,680
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	3,278,360	—	3,278,360
Commercial Mortgage-Backed Securities	—	5,752,509	—	5,752,509
Corporate Bonds	—	17,724,110	—	17,724,110
Floating Rate Loans	—	1,413,617	—	1,413,617
U.S. Treasury Obligations	—	5,262,207	—	5,262,207
Common Stocks**	256,632	—	—	256,632
Exchange-Traded Products	174,637	—	—	174,637
Time Deposit	—	6,660,651	—	6,660,651
TOTAL	$431,269	$58,446,134	$—	$58,877,403
Futures Contracts***	$17,788	$—	$—	$17,788

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the

20 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond and Notes futures contracts as a substitute for direct investment in particular asset classes to hedge against interest rate changes, to manage overall duration of the Fund, and to implement tactical asset allocation decisions. The Fund’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$17,788*	Unrealized depreciation on futures contracts	($—)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	($13,798)	$30,322
Interest Rate	Investments^	($16)	$—
^ Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation
(depreciation) on investments in the Statement of Operations.
During the year, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures, and 20 year and Ultra U.S. Treasury Bonds futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	—
Futures contracts short	(33)
Investments^	1
*Averages are based on activity levels during the year ended December 31, 2015.
^ Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in Statement of Operations
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally

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accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.35% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through April 30, 2016. The contractual expense cap is 1.10%, 1.85%, 0.65%, and 0.85% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., ("CIAS") an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of 0.30% for Class A, C, and Y shares and 0.10% for Class I shares based on their average daily net assets.
On November 24, 2015, the Board of Trustees approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. The change is being implemented in two phases. First, CIAS will voluntarily waive 0.02% (the amount of the existing administrative fee above 0.12%) for Class A, C, and Y shares of the Fund for the period from December 1, 2015 through April 30, 2016. Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all shares commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018. CIAS voluntarily waived $2,543 for the year ended December 31, 2015.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses.
CID received $5,288 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended December 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $640 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the funds served.

22 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $52,658,140 and $16,109,866, respectively. U.S. government security purchases and sales were $7,267,224 and $7,014,682, respectively.
The Fund may purchase securities from or sell to other funds managed by the Advisor. These interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2015, such purchase transactions were $1,380,476.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$632,672	$56,401
Long-term capital gains	—	4,875
Total	$632,672	$61,276
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$46,928
Unrealized (depreciation)	(572,561)
Net unrealized appreciation (depreciation)	($525,633)
Undistributed ordinary income	$7,241
Late year ordinary and post October capital loss deferrals	($62,661)
Federal income tax cost of investments	$59,403,036
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, section 1256 futures contracts, and deferral of post-October capital losses.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities, and distribution recharacterizations.

Undistributed net investment income	($4,157)
Accumulated net realized gain (loss)	4,221
Paid-in capital	(64)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended December 31, 2015.

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NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

24 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.93	$15.00
Income from investment operations:
Net investment income	0.43	0.08
Net realized and unrealized gain (loss)	(0.19)	(0.08)
Total from investment operations	0.24	—
Distributions from:
Net investment income	(0.38)	(0.05)
Net realized gain	(0.01)	(0.02)
Total distributions	(0.39)	(0.07)
Total increase (decrease) in net asset value	(0.15)	(0.07)
Net asset value, ending	$14.78	$14.93
Total return(c)	1.57%	(0.02%)
Ratios to average net assets: (d)
Net investment income	2.90%	2.42%(e)
Total expenses	1.64%	53.67%(e)
Net expenses	1.10%	1.10%(e)
Portfolio turnover	132%	114%
Net assets, ending (in thousands)	$12,497	$326

(a)Per share figures are calculated using the Average Shares Method.
(b)From September 30, 2014 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

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CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.93	$15.00
Income from investment operations:
Net investment income	0.32	0.04
Net realized and unrealized gain (loss)	(0.19)	(0.07)
Total from investment operations	0.13	(0.03)
Distributions from:
Net investment income	(0.26)	(0.02)
Net realized gain	(0.01)	(0.02)
Total distributions	(0.27)	(0.04)
Total increase (decrease) in net asset value	(0.14)	(0.07)
Net asset value, ending	$14.79	$14.93
Total return(c)	0.82%	(0.22%)
Ratios to average net assets: (d)
Net investment income	2.13%	1.11%(e)
Total expenses	4.43%	2,859.43%(e)
Net expenses	1.85%	1.85%(e)
Portfolio turnover	132%	114%
Net assets, ending (in thousands)	$900	$5

(a)Per share figures are calculated using the Average Shares Method.
(b)From September 30, 2014 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

26 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.93	$15.00
Income from investment operations:
Net investment income	0.48	0.08
Net realized and unrealized gain (loss)	(0.19)	(0.06)
Total from investment operations	0.29	0.02
Distributions from:
Net investment income	(0.47)	(0.07)
Net realized gain	(0.01)	(0.02)
Total distributions	(0.48)	(0.09)
Total increase (decrease) in net asset value	(0.19)	(0.07)
Net asset value, ending	$14.74	$14.93
Total return(c)	1.93%	0.13%
Ratios to average net assets: (d)
Net investment income	3.25%	2.01%(e)
Total expenses	1.11%	2.72%(e)
Net expenses	0.65%	0.65%(e)
Portfolio turnover	132%	114%
Net assets, ending (in thousands)	$39,101	$10,011

(a)Per share figures are calculated using the Average Shares Method.
(b)From September 30, 2014 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

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CALVERT UNCONSTRAINED BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)
Net asset value, beginning	$14.92	$15.00
Income from investment operations:
Net investment income	0.46	0.07
Net realized and unrealized gain (loss)	(0.19)	(0.07)
Total from investment operations	0.27	—
Distributions from:
Net investment income	(0.41)	(0.06)
Net realized gain	(0.01)	(0.02)
Total distributions	(0.42)	(0.08)
Total increase (decrease) in net asset value	(0.15)	(0.08)
Net asset value, ending	$14.77	$14.92
Total return(c)	1.78%	0.02%
Ratios to average net assets: (d)
Net investment income	3.12%	1.92%(e)
Total expenses	1.56%	3,985.33%(e)
Net expenses	0.85%	0.85%(e)
Portfolio turnover	132%	114%
Net assets, ending (in thousands)	$4,278	$18

(a)Per share figures are calculated using the Average Shares Method.
(b)From September 30, 2014 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

28 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2015, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Management Series and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s expenses and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also

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took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with the average of its Lipper category and with that of its passive benchmark, the Barclays 1-3 Month U.S. Treasury Bill Index. This comparison indicated that the Fund had outperformed the average of its Lipper category and its passive benchmark for the year-to-date and since inception periods ended June 30, 2015. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the average of its Lipper category and its passive benchmark.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that its total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board noted that the Adviser is currently reimbursing a portion of the Fund’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the current size of the Fund and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. Although the Fund’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified levels, the Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Fund’s current level of assets, the Fund would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Fund’s performance is satisfactory relative to the average of its Lipper category and its passive benchmark; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Adviser and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

30 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 67	Trustee	1980	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	None
DOUGLAS E. FELDMAN, M.D. AGE: 67	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1980	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 70	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1980	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	27
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
JOHN H. STREUR* AGE: 56	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015)
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

32 www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND ANNUAL REPORT (UNAUDITED) 33

CALVERT UNCONSTRAINED BOND FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/15		Fiscal Year ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$50,441	0%	$36,175	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,200	0%	$6,060	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$58,641	0%	$42,235	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/15		Fiscal Year ended 12/31/14
$	%*	$	% *

$325,000	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:     _/s/ John H. Streur____________
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: March 4, 2016